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                                                             Exhibit 99 (j)(i)

                     CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Legal Counsel" and to the use of our report dated November 15, 2000, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-8021) of the SunAmerica Equity Funds.



/s/ ERNST & YOUNG LLP
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Ernst & Young LLP
New York, New York
January 26, 2001